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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 25, 2004


                         Morgan Stanley Capital I Inc.
                   Morgan Stanley Mortgage Loan Trust 2004-3
                  Mortgage-Backed Certificates, Series 2004-3


                         MORGAN STANLEY CAPITAL I INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                     333-104283              13-3291626
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                File Number)         Identification No.)



1585 Broadway, 2nd Floor
  New York, New York                                             10036
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  (Address of Principal                                        (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)  296-7000
                                                   ----- -----------

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Item 5.    Other Events.
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Filing of Certain Materials
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     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Morgan Stanley Capital I Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Mortgage Pass-Through Certificates, Series 2004-3 (the "Certificates").

Incorporation of Certain Documents by Reference
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     The consolidated financial statements of MBIA Inc. and its subsidiaries and MBIA Insurance Corporation and its subsidiaries as of December 31, 2003 and December 31, 2002, and for each of the three years in the period ended December 31, 2003, included in the Annual Report on Form 10-K of MBIA Inc. (which was filed with the Securities and Exchange Commission are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for Mortgage Pass-Through Certificates, Series 2004-3, and shall be deemed to be part hereof and thereof.

     In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP
("PricewaterhouseCoopers") to the use of their name and the incorporation by reference of their reports in the prospectus and the prospectus supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.1




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*  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 28, 2004 and the prospectus supplement dated on or about May 25, 2004 (collectively, the "Prospectus"), of Morgan Stanley Capital I Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-3.

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Item 7.  Financial Statements, Pro Forma Financial

       Information and Exhibits.
       -------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.1    Consent of PricewaterhouseCoopers LLP

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MORGAN STANLEY CAPITAL I INC.



                                             By:  /s/ Steven Shapiro
                                                  ----------------------------
                                                  Steven Shapiro
                                                  Executive Director



Dated:  May 25, 2004

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Exhibit Index
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Exhibit                                                                  Page
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23.1        Consent of PricewaterhouseCoopers LLP